EARNINGS PRESENTATION First Quarter 2018 Aleris Corporation May 3, 2018

2 Forward-Looking and Other Information IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We are a direct wholly owned subsidiary of Aleris Corporation. Aleris Corporation currently conducts its business and operations through us and our consolidated subsidiaries. As used in this presentation, unless otherwise specified or the context otherwise requires, “Aleris,” “we,” “our,” “us,” “ and the “Company” refer to Aleris International, Inc. and its consolidated subsidiaries. Notwithstanding the foregoing, with respect to the historical financial information and other data presented in this presentation, unless otherwise specified or the context requires, “Aleris,” “we,” “our,” “us,” and the “Company’ refer to Aleris Corporation. We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund operations, capital expenditures and debt service obligations. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions or divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our operations and capital expenditure requirements and to meet our debt obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (12) variability in general economic or political conditions on a global or regional basis; (13) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (14) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (15) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (17) our ability to access credit or capital markets; (18) the possibility that we may incur additional indebtedness in the future; (19) limitations on operating our business and incurring additional indebtedness as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under our outstanding indebtedness; and (20) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non- GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. WEBSITE POSTING We use our investor website (investor.aleris.com) as a channel of distribution of Company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The content of our website is not, however, a part of this presentation.

3 First Quarter Overview  Solid underlying performance with 1Q18 Adjusted EBITDA of $54 million – Strong B&C and global automotive demand – Improved operational performance and productivity – Higher rolling margins and favorable scrap spreads in North America – Increased automotive volumes in Europe unable to offset aerospace destocking headwinds and weaker mix  Full $80 million capacity reservation fee received; final $20 million received early in the second quarter of 2018  North American ABS project on-track, CALP I ramping up commercial shipments, CALP II commissioning well underway 3% year over year Adjusted EBITDA growth 1Q Adjusted EBITDA ($M) $52 $54 1Q181Q17 +3% Adjusted EBITDA per ton ($/t) $261 $256 1Q181Q17

Key Global End Uses

		1Q YoY Growth	Aleris Volume Drivers
	Aerospace	(2%)	▪ Continued industry destocking, unfavorable product mix and weaker spot pricing affected results ▪ Strategic Zhenjiang mill continues to increase aerospace volumes ▪ Long-term fundamentals and backlogs remain robust ▪ New multi-year supply agreements in place with all major OEMs ▪ Continue to expect return to volume growth in 2H18
	Automotive	28%	▪ Continued benefits from strong Europe demand and less European capacity reserved to support North America in 2018 ▪ Growth in North America driven by commercial ABS shipments ▪ Customer commitments in place for 2H18 ramp up
	Heat Exchanger	1%	▪ Demand remains favorable, driven by strong automotive growth ▪ All major customers under 2018 commitments ▪ HEX volume upside limited by available capacity until 2019

4

5  Favorable industry demand trends with single family housing starts  Strong operational performance from Aleris B&C facilities N.A. Building & Construction  Cyclical demand remains low  Uptick in demand underway N.A. Truck Trailer  Focus on value-added product mix  Ongoing uncertainty due to elevated LME prices  Solid economic fundamentals EU Regional Commercial Plate & Sheet  Prior year sales affected by strategic build of inventory in advance of Lewisport’s outage  Overall customer demand environment remains favorable N.A. Distribution 7% 8% (4%) 2% 1Q YoY Growth Key Regional End Uses Aleris Volume Drivers

6 Adjusted EBITDA Bridges $52 $54 $10 $7 30 35 40 45 50 55 60 Base InflationCommodity Inflation ($4) ProductivityPrice / Metal Spreads 1Q18 ($3) ($6) Currency/ Translation/ Other ($2) 1Q17 Volume / Mix 1Q18 vs. 1Q17 ($M)

7 North America Segment Adjusted EBITDA ($M)Volume (kT) 1Q18 Performance1Q Adjusted EBITDA Bridge ($M) 115 120 4% 1Q17 1Q18 $23 $34 1Q17 1Q18 Adj. EBITDA / ton $203 $285  Higher B&C, distribution and automotive volumes partially offset by weaker transportation volumes; better overall product mix  Favorable scrap spreads resulting from rising aluminum prices, improved scrap availability and strategic metal purchasing  Improved rolling margins, better Adjusted EBITDA/ton  Productivity gains from improved operational performance partially offset base wage inflation and substantially higher freight costs $3 $11 $3 $34 $23 0 5 10 15 20 25 30 35 40 1Q18ProductivityBase Inflation ($3) ($3) Price / Metal Spreads Volume / Mix Commodity Inflation 1Q17

8 $0.95 $0.80 $0.15 $0.75 $1.10 $1.05 $1.15 $0.25 $0.20 $0.85 $0.90 $1.20 $1.00 $0.70 $0.35 $0.30 $0.40 $0.45 Sep 2016 Mar 2015 Dec 2014 Mar 2017 Jun 2015 Dec 2015 Sep 2015 Sep 2017 Jun 2017 Jun 2016 Dec 2016 Dec 2017 Mar 2016 Mar 2018 Metal Update Ongoing historically high metal spreads and favorable scrap trends Weighted Painted Siding, Mixed Low Copper, Sheet SpreadP1020 (left axis) 1Platts, Aleris Management Analysis, April 2018

9 Europe Segment Adjusted EBITDA ($M)Volume (kT) 1Q18 Performance1Q Adjusted EBITDA Bridge ($M) 80 85 1Q17 1Q18 7% $37 $27 1Q17 1Q18 Adj. EBITDA / ton $468 $315  Unfavorable aerospace mix and continued aerospace destocking, partially offset by increased automotive volumes  Unfavorable cost absorption resulting from working capital optimization initiatives impacted volume/mix by $5 million  Lower rolling margins from lower spot prices in aerospace and unfavorable product mix with customers; lower automotive rolling margins more than offset by better volumes  Improved operational stability and cost optimization more than offset inflation  FX headwinds continue to persist with weaker U.S. dollar $27 $6 $37 15 20 25 30 35 40 Currency/ Translation/ Other ($1) Base Inflation ($3) Commodity Inflation 1Q17 Productivity 1Q18Price / Metal Spreads ($4) ($7) ($1) Volume / Mix

10 Asia Pacific Segment Adjusted EBITDA ($M)Volume (kT) 1Q18 Performance1Q Adjusted EBITDA Bridge ($M) 5 6 17% 4Q16 4Q17 $1 $2 1Q181Q17 Adj. EBITDA / ton $170 $334  Strong growth in aerospace volumes and growth in commercial plate  Rolling margins stable after pressure in 2017  Operational performance reflected in volume growth and favorable productivity  Negative impact from FX with weaker U.S. dollar $1 $2 $2 $1 0 2 4 1Q17 Currency/ Translation/ Other Commodity Inflation $0 Price / Metal Spreads ProductivityBase Inflation $0 Volume / Mix 1Q18 ($2)$0

11 Cash Flow and LTM Working Capital Balancing ABS project inventory needs and cash flow Total LTM Working Capital Days1Net Cash Flow ($M) 1Q17 1Q18 Cash Provided / (Used) by Operating Activities ($39) ($35) Capital Expenditures (63) (30) Net Cash Before Financing ($102) ($65) 71 78 78 22% 19% 22% 50 55 60 65 70 75 80 1Q1820172016 % of SalesDays  Higher LME increasing working capital investment  Additional inventory for ABS commissioning/qualification  Increasing operational stability in Europe driving improvements

Capital Structure & Liquidity Overview

Capital Expenditures Summary ($M)[1]


$188
$107
$82
$121
$14
$96
$298
$10
$201
$88
$358
$8
$276
$74
$208
$7
$148
$53
$125 - $140[2]
$23
$30
$6
$1
2013
2014
2015
2016
2017
2018E
1Q18
Other Growth
North America ABS Project & Other Upgrades
Maintenance

[1]Excludes discontinued operations CapEx of $50M, $43M, $15M in 2013-2015
[2]Guidance does not include capitalized interest
[3]Includes $6M of restricted cash for China Loan Facility payments
[4]Does not include benefit of $20M of customer capacity fees received early in 2Q 2018
[5]Amounts exclude applicable premiums and discounts
[6]Other excludes $45M of exchangeable notes
[7]See prior SEC filing for applicable reconciliations to GAAP financial measures
[8]Excludes Non-Recourse China Loan Facilities
[9]Secured debt includes outstanding ABL Facility balance and 2021 Secured Notes
Note: Certain amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in these charts and tables

Liquidity Summary ($M)

	3/31/2018
Cash and Restricted Cash[3]	$85
Availability under ABL Facility	158
Liquidity	$243[4]

Capital Structure ($M)

	3/31/2018
Cash and Restricted Cash[3]	$85
ABL	366
Notes[5]	1,240
Non-Recourse China Loan Facilities[5]	173
Other[5,6]	9
Net Debt	$1,703
LTM Adjusted EBITDA[7]	$202
Net Debt / LTM Adj. EBITDA	8.4x
Net Recourse Debt[8] / LTM Adj. EBITDA	7.5x
Net Secured Debt[9] / LTM Adj. EBITDA	5.8x

CapEx continuing to ramp down, all capacity reservation fees now received

12

13 Outlook  Second quarter segment income and Adjusted EBITDA expected to be meaningfully higher than the second quarter of 2017 from anticipated increases in global automotive and North America building and construction and distribution volumes, as well as favorable metal spreads  Continue to expect that full year 2018 segment income and Adjusted EBITDA will be substantially higher than prior year  Commercial shipments from new North America automotive assets are expected to show significant ramp up in second half of 2018 based on committed volumes  Global aerospace volumes expected to benefit from higher aircraft production rates and new global, multi-year customer contracts after inventory destocking subsides, anticipated in the second half of the year  European automotive volume expected to benefit from new model launches  Favorable year-over-year scrap spreads expected in North America, particularly through the second quarter of 2018  A weaker U.S. dollar will negatively impact results in 2018

14 APPENDIX

15 1Q Adjusted EBITDA Reconciliation ($M) 2018 2017 Adjusted EBITDA 53.6$ 51.8$ Unrealized gains (losses) on derivative financial instruments 33.7 (7.8) Restructuring charges (0.9) (0.4) Unallocated currency exchange gains on debt 1.1 — Stock-based compensation expense (0.3) (0.6) Start-up costs (16.0) (14.5) Favorable metal price lag 9.0 2.1 Other (1.7) (2.3) EBITDA 78.5$ 28.3$ Interest expense, net (33.8) (27.1) Provision for income taxes (5.4) (10.7) Depreciation and amortization (34.7) (25.7) Net income (loss) 4.6$ (35.2)$ For the three months ended March 31,

16 1Q Adjusted EBITDA Reconciliation by Segment ($M) 1Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table 2018 2017 North America Segment income 41.5$ 24.2$ Favorable metal price lag (7.4) (0.9) Segment Adjusted EBITDA1 34.1$ 23.3$ Europe Segment income 28.3$ 38.0$ Favorable metal price lag (1.4) (0.7) Segment Adjusted EBITDA1 26.9$ 37.3$ Asia Pacific Segment income 2.3$ 1.4$ Favorable metal price lag (0.2) (0.5) Segment Adjusted EBITDA1 2.1$ 0.9$ For the three months ended March 31,

17 2018 2017 Metric tons of finished product shipped: North America 119.5 114.5 Europe 85.4 79.7 Asia Pacific 6.4 5.5 Intra-entity shipments (2.0) (1.4) Total metric tons of finished product shipped 209.3 198.3 Segment Adjusted EBITDA:1 North America2 34.1$ 23.3$ Europe 26.9 37.3 Asia Pacific 2.1 0.9 Corporate (9.5) (9.7) Total Adjusted EBITDA 53.6$ 51.8$ Segment Adjusted EBITDA per metric ton shipped: North America 285.1$ 203.2$ Europe 315.1$ 467.8$ Asia Pacific 333.6$ 170.4$ Aleris Corporation 256.3$ 261.4$ For the three months ended March 31, 1Q Adjusted EBITDA Per Ton Reconciliation 1See prior slides for a reconciliation to the applicable GAAP financial measures 2Segment Adjusted EBITDA excludes start-up operating expenses and losses incurred during the start-up period. For the three months ended March 31, 2018 and 2017, start-up costs were $14.5 million and $13.0 million, respectively ($M)

18 Metal Hedging Practices Robust risk management discipline minimizes commodity price exposure Risk Mitigation Strategy Impact  LME and regional premium volatility (inventory exposure)  Forward price sales  Pass through pricing and tolling  Minimize inventory levels  Sell 100% of open inventory forward  Match sales with physical purchases or LME forwards  Attempt to minimize LT fixed price sales  Lowers margin volatility  Minimizes earnings impact  Risk limited to turn of inventory (“metal lag”)  Locks in rolling margin  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal Price Lag 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Metal price lag impact on gross profit $6 $8 $8 $22 $8 ($5) $16 $10 (+) Realized (losses) / gains on metal derivatives (9) (9) (5) (19) (12) 4 (19) (1) Favorable / (unfavorable) metal price lag net of realized derivative gains / losses ($3) ($1) $4 $2 ($5) ($1) ($3) $9 Adj. EBITDA including metal lag $61 $52 $47 $54 $62 $45 $34 $63 (–) Income / (expense) from metal price lag (3) (1) 4 2 (5) (1) (3) 9 Adj. EBITDA as reported $65 $53 $43 $52 $66 $46 $37 $54